                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
   Filed by the Registrant [X]
   Filed by a Party other than the Registrant [ ]
   Check the appropriate box:
   [ ] Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
   [X] Definitive Proxy Statement
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                           SEVENTH GENERATION, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):
   [x] No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1)  Title of each class of securities to which transaction applies:


       --------------------------------------------------------------

   2)  Aggregate number of securities to which transaction applies:


       --------------------------------------------------------------

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       --------------------------------------------------------------

   4)  Proposed maximum aggregate value of transaction:


       --------------------------------------------------------------

   5)  Total fee paid:


       --------------------------------------------------------------

   [ ] Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

   1)  Amount previously paid:


       --------------------------------------------------------------

   2)  Form, Schedule or Registration Statement No:


       --------------------------------------------------------------

   3)  Filing party:


       --------------------------------------------------------------

   4)  Date Filed:


       --------------------------------------------------------------

                           SEVENTH GENERATION, INC.
                           ONE MILL STREET, BOX A26
                          BURLINGTON, VT  05401-1530



                                                                  April 19, 1999



Dear Stockholder,

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of SEVENTH GENERATION, INC. (the "Company"), to be held at 2:30 PM, on Monday, May 17, 1999, at the Company's offices located at One Mill Street, Burlington, Vermont.

     At the Annual Meeting, you will be asked to consider and vote upon
(i) a proposal regarding the election of eight directors of the Company, and
(ii) a proposal to approve the Company's 1998 Employee, Director and Consultant Stock Option Plan. Such other business will be transacted as may properly come before the Annual Meeting.

     We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, you are urged promptly to COMPLETE, SIGN, DATE and RETURN the enclosed Proxy Card in accordance with the instructions set forth on the Proxy Card. This will ensure your proper representation at the Annual Meeting.


                                    Sincerely,

                                    /s/ Jeffrey A. Hollender
                                    -------------------------------
                                    Jeffrey A. Hollender
                                    President and Chief Executive Officer



                            YOUR VOTE IS IMPORTANT.
                       PLEASE RETURN YOUR PROXY PROMPTLY.

                           SEVENTH GENERATION, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        To be Held Monday, May 17, 1999


To the Stockholders of Seventh Generation, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of SEVENTH GENERATION, INC., a Vermont corporation (the "Company"), will be held on Monday, May 17, 1999, at 2:30 PM, at the Company's offices located at One Mill Street, Burlington, Vermont, for the following purposes:

1. To elect eight (8) members to the Board of Directors to hold office until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2. To approve the adoption of the Company's 1998 Employee, Director and Consultant Stock Option Plan and the issuance of stock options pursuant thereto.

3. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on March 16, 1999 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

     All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to COMPLETE, SIGN, DATE and RETURN the enclosed Proxy Card as soon as possible in accordance with the instructions on the Proxy Card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.



                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Anita B. Lavoie
                              ----------------------------------
                              Anita B. Lavoie
                              SECRETARY


April 19, 1999

                           SEVENTH GENERATION, INC.
                           ONE MILL STREET, BOX A26
                          BURLINGTON, VT  05401-1530
                                (802) 658-3773
                          __________________________


                                PROXY STATEMENT

                          __________________________

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SEVENTH GENERATION, INC. (the "Company"), a Vermont corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at the Company's offices located at One Mill Street, Burlington, Vermont on Monday, May 17, 1999, at 2:30 PM, and any adjournments thereof (the "Meeting").

     Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted, the shares will be voted accordingly. If no choice is specified with respect to one or more proposals, the shares will be voted FOR the election of the eight nominees for director named herein and with respect to other proposals in accordance with the recommendations of the Board of Directors of the Company. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $.000333 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting.

     The affirmative vote of a plurality of the shares of Common Stock voted affirmatively or negatively at the Meeting is required with respect to the election of directors. Abstentions, votes withheld and broker non-votes will not be treated as votes cast for this purpose and will not affect the outcome of the election. A "broker non-vote" occurs when a registered broker holding a customer's shares in the name of the broker has not received voting instructions on a matter from the customer and is barred by applicable rules from exercising discretionary authority to vote on the matter and so indicates on the proxy.

     The affirmative vote of a majority of the shares of Common Stock voted affirmatively or negatively at the Meeting is required to approve the adoption of the Company's 1998 Employee, Director and Consultant Stock Option Plan (the "1998 Option Plan") and the issuance of stock options in accordance with its terms. Broker non-votes and abstentions will be counted as present, or represented, and entitled to vote for purposes of determining the presence of a majority entitled to vote; however, neither broker non-votes nor abstentions will have any effect on the outcome of voting on the matter.

     The close of business on March 16, 1999 has been fixed as the Record Date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on March 16, 1999, the Company had 2,428,791 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders.

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company, who will not be compensated for any such solicitation.

     This Proxy Statement and the accompanying proxy are first being mailed on or about April 19, 1999 to all Stockholders entitled to notice of and to vote at the Meeting.

     The Annual Report to Stockholders for the fiscal year ended December 31, 1998 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

                                SHARE OWNERSHIP

     The following table sets forth certain information as of March 8, 1999 concerning the ownership of Common Stock by each stockholder known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, each current member of the Board of Directors, the executive officers named in the Summary Compensation Table on Page 9 hereof, and all current Directors and executive officers as a group.


                                                   Shares Beneficially Owned (1)
                                                   -----------------------------

Name and Address*                                       Number        Percent
-----------------                                       ------        -------
Jeffrey A. Hollender (2)
1 Mill St., Box A26
Burlington, VT  05401-1530...........................   421,665        15.47%

Sheila Hollender (3)
1 Mill St., Box A26
Burlington, VT  05401-1530...........................   421,665        15.47%

Gary Stein (4)
900 19th Avenue South
Nashville, TN 37212..................................   390,318        15.51%

Peter Graham (5)
540 Madison Avenue, 10th Floor
New York, NY 10022...................................   312,541        12.27%

Arthur Gray, Jr. (6).................................   152,210         6.07%

Yoram Samets (7).....................................     6,500         0.27%

Barnet Feinblum......................................         0         0.00%

Sarah Finnie-Cabot...................................         0         0.00%

Jeffrey Phillips (8).................................    86,000         3.42%

All executive officers and directors
  as a group (9 persons) (9)......................... 1,369,234        44.21%

 * Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

(1) The number of shares of Common Stock issued and outstanding on March 8, 1999 was 2,428,791. Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible debentures which are or become exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such options, warrants or convertible debentures, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted in the footnotes, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

(2) Includes 125,444 shares of Common Stock owned by Mr. Hollender and 209,124 shares of Common Stock that Mr. Hollender may acquire upon the exercise of options which are or become exercisable within 60 days and 87,097 shares of Common Stock that Mr. Hollender may acquire upon the conversion of convertible debentures. Excludes (i) 18,776 shares of Common Stock owned, or which may be acquired upon the exercise of warrants and options by various relatives of Mr. Hollender, of which Mr. Hollender disclaims beneficial ownership and (ii) 170,000 shares of Common Stock subject to options granted to Mr. Hollender which will be immediately exercisable upon stockholder approval of the 1998 Option Plan. If the stockholders approve the 1998 Option Plan, Mr Hollender would beneficially own 591,665 shares of Common Stock or 20.44% of the outstanding Common Stock. See "Proposal Two."

(3) Represents the shares referred to in note (2) above owned by Jeffrey A. Hollender, spouse of Sheila Hollender, of which Ms. Hollender disclaims beneficial ownership.

(4) Includes 303,221 shares of Common Stock owned by Mr. Stein and 87,097 shares of Common Stock that Mr. Stein may acquire upon the conversion of convertible debentures.

(5) Includes 194,944 shares of Common Stock owned by Mr. Graham and 30,500 shares of Common Stock that Mr. Graham may acquire upon the exercise of options or warrants which are or become exercisable within 60 days and 87,097 shares of Common Stock that Mr. Graham may acquire upon the conversion of convertible debentures. Excludes 42,500 shares of Common Stock subject to options granted to Mr. Graham which will be immediately exercisable upon stockholder approval of the 1998 Option Plan. If the stockholders approve the 1998 Option Plan, Mr. Graham would beneficially own 355,041 shares of Common Stock or 13.71% of the outstanding Common Stock. See "Proposal Two."

(6) Includes 68,199 shares of Common Stock owned by Mr. Gray and 36,500 shares of Common Stock that Mr. Gray may acquire upon the exercise of options which are or become exercisable within 60 days. Also includes 3,963 shares of Common Stock owned by the Lerner Gray Foundation and 43,548 shares of Common Stock that the Lerner Gray Foundation may acquire upon the conversion of convertible debentures. Mr. Gray is the President of the Lerner Gray Foundation. Excludes (i) 42,500 shares of Common Stock subject to options granted to Mr. Gray which will become immediately exercisable upon stockholder approval of the 1998 Option Plan and (ii) 2,772 shares of Common Stock owned by Mr. Gray's daughter, of which Mr. Gray disclaims beneficial ownership. If the stockholders approve the 1998 Option Plan, Mr. Gray would beneficially own 194,710 shares of Common Stock or 7.63% of the outstanding Common Stock. See "Proposal Two."

(7) Includes 5,000 shares of Common Stock owned by Mr. Samets and 1,500 shares of Common Stock that Mr. Samets may acquire upon the exercise of options or warrants which are or become exercisable within 60 days. Excludes 22,333 shares of Common Stock subject to options granted to Mr. Samets which will become immediately exercisable upon stockholder approval of the 1998 Option Plan. If the stockholders approve the 1998 Option Plan, Mr. Samets would beneficially own 28,833 shares of Common Stock or 1.17% of the outstanding Common Stock. See "Proposal Two."

(8) Represents 86,000 shares of Common Stock that Mr. Phillips may acquire upon the exercise of options which are or become exercisable within 60 days. Excludes 42,500 shares of Common Stock subject to options granted to Mr. Phillips which will become immediately exercisable upon stockholder approval of the 1998 Option Plan. If the stockholders approve the 1998 Option Plan, Mr. Phillips would beneficially own 128,500 shares of Common Stock or 5.0% of the outstanding Common Stock. See "Proposal Two."

(9) Includes an aggregate of 700,771 shares of Common Stock owned by directors and executive officers and an aggregate of 668,463 shares of Common Stock which directors and executive officers may acquire upon the exercise of options, warrants or debentures which are or become exercisable or convertible within 60 days. If the stockholders approve the 1998 Option Plan, all current directors and executive officers as a group would beneficially own 1,689,067 shares of Common Stock or 49.43% of the
    outstanding Common Stock.  See "Proposal Two."   See notes (2), (3), (4),
    (5), (6) and (7).


                                  MANAGEMENT

Directors

     The Company's Articles of Incorporation and Restated By-Laws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's Articles of Incorporation and Restated By-Laws, the number of directors is fixed from time to time by the Board of Directors, which number may not be less than three nor more than twelve, and directors serve in office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.

     Pursuant to the Company's Articles of Incorporation and Restated By-Laws, the Board of Directors has voted to (i) fix the size of the Board of Directors at eight, and (ii) nominate Arthur Gray, Jr., Jeffrey Hollender, Sheila Hollender, Peter Graham, Barnet Feinblum, Yoram Samets, Gary Stein and Sarah Finnie Cabot for election at the Meeting to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified.

     The names of the Company's current Directors and certain information about them are set forth below:

     Name                          Age  Position with the Company
     ----                          ---  -------------------------
     Arthur Gray, Jr..............  76  Chairman of the Board
     Jeffrey A. Hollender.........  44  President, Chief Executive Officer,
                                         and Director
     Sheila Hollender.............  44  Director
     Peter Graham.................  44  Director
     Yoram Samets.................  49  Director
     Barnet Feinblum..............  51  Director
     Gary Stein ..................  42  Director
     Sarah Finnie Cabot ..........  42  Director

     Arthur Gray, Jr. has served as a Director of the Company since June 1989 and as Chairman of the Board since August 1993. Since July 1993, Mr. Gray has been a Managing Director of S.G. Cowen Investment Advisors, now a subsidiary of S.G. Cowen Corp. Prior to joining S.G. Cowen Investment Advisors, from 1984 to 1993 Mr. Gray was President and Chief Executive Officer of Dreyfus Personal Management, Inc., a division of Dreyfus, Inc. Mr. Gray is also a Director of Genelabs Technologies, Inc., a publicly traded company, and the Smithsonian National Museum of Natural History. Mr. Gray has also served as a Director and Co-Chairman of the Finance Committee of the American Arbitration Association.

     Jeffrey A. Hollender has served as the Chief Executive Officer and a Director of the Company since March 1989 and President of the Company since
June 1992. He served as Chairman of the Board from March 1989 to August 1993. Prior to joining the Company, Mr. Hollender was a management consultant with the Briar Patch Group, a consulting firm he founded in 1987. From 1979 to 1987, he was President and Chief Executive Officer of Warner Audio Publishing, a division of Warner Communications, and its predecessor, Network for Learning, Inc.
Mr. Hollender is the author of How to Make the World a Better Place and serves as the Chairman of the Board of Directors of the Vermont Businesses for Social Responsibility.

     Sheila Hollender has served as a Director of the Company since June 1993. Ms. Hollender has been a partner of the law firm Rudd, Rosenberg & Hollender since 1990, was a partner of the law firm Bell, Kalnick, Sassawer, Klee, Green & Rudd from 1988 to 1990, and was a partner of the law firm Rosen, Rudd, Kera,
Graubard & Hollender from 1986 to 1988.   Ms. Hollender also served, on a part-
time basis from 1993 to 1995, as a catalog merchandiser for Gaiam, Inc., the purchaser of the Company's catalog business. Sheila Hollender is the spouse of Jeffrey Hollender.

     Peter Graham has served as a Director of the Company since December 1993. He is Vice-Chairman and President of Ladenburg, Thalmann Group, Inc., a New York investment banking firm. Mr. Graham joined Ladenburg, Thalmann Group's subsidiary, Ladenburg, Thalmann & Co., Inc. ("Ladenburg"), in 1976, and has served on Ladenburg's Board of Directors since 1982. He has also served as a Director of the following public companies: Rudy's Restaurant Group, Inc., Suspensions and Parts Industries, Ltd., Regency Equities Corp., and Prism Entertainment Corporation.

     Yoram Samets has served as a Director of the Company since November 1997. Mr Samets is the Managing Director of KSV Communicators, a subsidiary of Kelliher Samets, LTD., the largest marketing communications agency in Vermont. In addition to his Managing Director role, he is also the Executive Creative Director for the agency.

     Barnet Feinblum has served as a Director of the Company since July 1998. Mr. Feinblum has been the President and Chief Executive Officer of Horizon Organic Holding Corp since 1995. From 1993 to 1995, Mr. Feinblum was the President of Natural Venture Partners, a private investment company. From 1976 to 1993, Mr. Feinblum served in various capacities at Celestial Seasonings, Inc., eventually becoming the tea company's Chairman, CEO, and President.

     Gary Stein has served as a Director of the Company since May 1998. Since 1996, Mr. Stein has been a partner in Britten and Stone Music, a music publishing and consulting partnership. Between 1990 and 1996, Mr. Stein was Executive Vice President - Corporate and Financial Development - for Lancit Media Entertainment, a leading children's producer and licensing company. Prior to joining Lancit, Mr. Stein was an independent corporate development consultant to a wide variety of media and entertainment firms. Between 1983 and 1986, Mr. Stein acted as Senior Analyst-Investment Banking at Rosenkrantz, Ehrenkrantz, Lyon & Ross (now Josephthal and Co.). From 1981 to 1983, Mr. Stein was a growth stock analyst for the same firm.

     Sarah Finnie Cabot has served as a Director of the Company since November 1998. Ms. Cabot is currently President of KSV Interactive, a subsidiary of Kelliher Samets, LTD. From 1997 to 1998, Ms. Cabot was the Programming Director of iVillage.com: The Women's Network, a New York City based Internet company. From 1983 to 1995, Ms. Cabot worked at The Atlantic Monthly, the award-winning general interest magazine, as the Editorial Promotion Manager. Ms. Cabot also serves on the Shelburne Farms Steering Committee and the Board of Directors of the Shelburne Craft School.

Committees of the Board of Directors and Meetings

     Meeting Attendance. During the fiscal year ended December 31, 1998, there were three meetings of the Board of Directors. Arthur Gray, Jr., Peter Graham, Jeffrey Hollender, Sheila Hollender, Yoram Samets, Gary Stein and Barney Feinblum attended all of the meetings held of the Board and of Committees of the Board on which they served during 1998. On November 18, 1998 Sarah Finnie Cabot joined the Board as a Director. Ms. Cabot attended the one meeting held after her election.

     Audit Committee. The Audit Committee, which met two times in fiscal 1998, currently has two members, Arthur Gray, Jr. and Peter Graham. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls, and reviews the scope of annual audits.

     Compensation Committee. The Compensation Committee, which met three times in fiscal 1998, currently has two members, Arthur Gray, Jr. and Peter Graham. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation Committee also administers the Company's 1990 Stock Option Plan and the 1993 and 1994 Employee, Director and Consultant Stock Option Plans. If the stockholders approve the 1998 Option Plan, it will also be administered by the Compensation Committee. See "Proposal Two."

     Compensation Committee Interlocks and Insider Participation. The Compensation Committee has two members, Arthur Gray, Jr. and Peter Graham. None of the members of the Compensation Committee are employed by the Company.

     The Board of Directors does not have a standing nominating committee.

Compensation of Directors

     Upon stockholder approval of the 1998 Option Plan, all eligible Directors will receive stock options in accordance with the 1998 Option Plan. See "Proposal Two."

     Expenses incurred in attending the Board of Directors meetings and Committee meetings are reimbursed by the Company.

Executive Officers

     The name of, and certain information regarding, the sole executive officer of the Company who is not also a director, is set forth below.

     Name                          Age  Position with the Company
     ----                          ---  -------------------------
     Jeffrey M. Phillips .........  47  Executive Vice President

     Jeffrey M. Phillips has served as Executive Vice President of the Company since February 1996, and Vice President of Marketing and Sales since February 1994. Prior to joining the Company, from 1986 through February 1994,
Mr. Phillips served as Vice President of Marketing for Webster Industries, a Division of Chelsea Industries, Inc., a manufacturer of consumer household products.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

     The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and the other most highly compensated person who was serving as an executive officer of the Company as of December 31, 1998 (together, the "Named Executive Officers") for services rendered to the Company in all capacities during the three fiscal years ended December 31, 1998. No other executive officer of the Company earned more than $100,000 for the year ended December 31, 1998.

                                     Annual                 Long Term
                                 Compensation  $           Compensation
                           ----------------------------    ------------
                                                           Securities
Name and                   Fiscal                          Underlying          All Other
Principal Position          Year   Salary $    Bonus  $   Options(#)(1)      Compensation $
-------------------------   ----   --------    --------   -------------      --------------
Jeffrey A. Hollender        1998   $150,000     $25,000     170,000 (2)       $  7,219 (3)
President and Chief         1997   $135,000           0           0           $  6,867
 Executive Officer          1996   $135,000     $25,000           0           $  6,571

Jeffrey M. Phillips         1998   $122,500     $20,000      42,500 (4)       $  6,000 (5)
Executive Vice President    1997   $115,000           0           0           $  6,000
                            1996   $107,500     $20,000      50,000           $  6,000

     (1) On November 18, 1998, the Board of Directors terminated the 1996 Stock Appreciation Rights Plan and all stock appreciation rights previously issued under such Plan were canceled.

     (2) In November 1998, the Board of Directors adopted the 1998 Option Plan, at which time Mr. Hollender was awarded 170,000 options pursuant to the 1998 Option Plan. The options have an exercise price of $0.85 per share, or 110% of the then prevailing market price, and are not subject to any vesting period. These grants are contingent upon stockholder approval of the 1998 Option Plan. See "Proposal Two."

     (3) The amounts of All Other Compensation for Jeffrey Hollender during the last three fiscal years consist of insurance premiums paid by the Company with respect to term life insurance for the benefit of Mr. Hollender and the cost of leasing an automobile for Mr. Hollender's use.

     (4) In November 1998, the Board of Directors adopted the 1998 Option Plan, at which time Mr. Phillips was awarded 42,500 options pursuant to the 1998 Option Plan. The options have an exercise price of $0.77 per share, the then prevailing market price, and are not subject to any vesting period. These grants are contingent upon stockholder approval of the 1998 Option Plan. See "Proposal Two."

     (5) The amount of All Other Compensation for Mr. Phillips consists of an automobile allowance.

Option Grants in Last Fiscal Year

     The following table sets forth certain information regarding options granted during the fiscal year ended December 31, 1998 by the Company to the Named Executive Officers.

                       Option Grants in Last Fiscal Year
                               Individual Grant


                                                                                                     Potential Realizable Value at
                                    Number of             Percent of                                 Assumed Annual Rates of Stock
                                   Securities           Total Options          Exercise                  Price Appreciation for
                                   Underlying             Granted to           or Base                       Option Term (1)
                                     Options             Employees in           Price    Expiration      ----------------------
Name                                Granted (#)         Fiscal Year (%)       ($/share)     Date          5% ($)        10% ($)
----                                -----------         ---------------       ---------     ----          ------        -------
Jeffrey A. Hollender...........     170,000 (2)             59.90%              $0.85     12/31/03       $22,100        $66,300
Jeffrey M. Phillips............      42,500 (3)             15.00%              $0.77     12/31/03       $ 8,925        $19,975

     (1) The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying Common Stock. No gain to the optionees is possible without an increase in price of the underlying Common Stock, which will benefit all stockholders proportionately.

     (2) See Note (2) to the Summary Compensation Table.

     (3) See Note (4) to the Summary Compensation Table.

Option Exercises in Last Fiscal Year and Fiscal Year-End Values

     There were no exercises of options by the Named Executive Officers during the last fiscal year. The following table indicates the number of shares covered by both exercisable and unexercisable stock options held by the Named Executive Officers as of December 31, 1998. None of the exercisable or unexercisable options granted to the Named Executive Officers were "in-the-money" as of December 31, 1998. Options are classified as "in-the-money" only if there is a positive spread between the exercise price of such options and the fiscal year end value of the Company's Common Stock. None of the options held by the Named Executive Officers have exercise prices less than $.50, the average of the bid and ask price per share of the Company's Common Stock as reported in the NASDAQ OTC Bulletin Board on December 31, 1998.

                           Number of Securities
                                Underlying
                             Unexercised Options        Value of Unexercised
                        at Fiscal Year-End (#) (1)     In-the-Money Options (1)
                       ---------------------------   --------------------------
Name                   Exercisable   Unexercisable   Exercisable  Unexercisable
----                   -----------   -------------   -----------  -------------
Jeffrey A. Hollender..   209,124      170,000 (2)         0             0
Jeffrey M. Phillips...    86,000       42,500 (3)         0             0

(1) On November 18, 1998, the Board of Directors terminated the 1996 Stock Appreciation Rights Plan and all stock appreciation rights previously issued under such Plan were canceled.

(2)  See Note (2) to the Summary Compensation Table.

(3)  See Note (4) to the Summary Compensation Table.

Employment Contracts, Termination of Employment, and Change of Control Arrangements

     The Company entered into a five-year employment agreement with Jeffrey A. Hollender, effective November 29, 1993, pursuant to which Mr. Hollender serves as President and Chief Executive Officer. The agreement terminated on November 28, 1998 and has not been renewed.

     The Company entered into a five-year employment agreement with Jeffrey M. Phillips, effective February 28, 1994, pursuant to which Mr. Phillips serves as Vice President of Marketing and Sales of the Company. The agreement terminated on February 28, 1999 and has not been renewed. The agreement contains a covenant by Mr. Phillips not to compete with the Company during his employment and for a period of two years thereafter. The agreement provides for an annual salary of $100,000 during the first year, with annual increases thereafter to be determined by the Compensation Committee based on Mr. Phillips' performance and the performance of the Company. Mr. Phillips is also entitled to receive a bonus of up to $25,000, payable at the end of each fiscal year, as shall be determined by the Compensation Committee of the Board of Directors in its sole discretion.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1998 and 1997, Jeffrey A. Hollender, the Chief Executive Officer of the Company, guaranteed up to $300,000 of the obligations of the Company to one of its principal suppliers.

     During 1998, the Company engaged KSV Communicators to perform marketing services for the Company at a cost of approximately $366,000. Mr. Yoram Samets, a Director of the Company, is the Managing Director of KSV Communicators. The $366,000 of expenses included $194,000 of radio advertising passed through at KSV Communicators' cost.

     During 1998, Barnet Feinblum, a Director of the Company, and Betty J. Gray, spouse of a Director of the Company, purchased $100,000 and $50,000 of subordinated debentures, respectively, from the Company on the same terms as unaffiliated purchasers.

                                 Proposal One
                             ELECTION OF DIRECTORS

     Under the Company's Articles of Incorporation and Restated By-Laws, the number of directors is fixed from time to time by the Board of Directors, which number may not be less than three nor more than twelve, and directors serve in office until the next Annual Meeting of Stockholders and until their successors have been elected and qualified.

     Pursuant to the Company's Articles of Incorporation and Restated By-Laws, the Board of Directors has voted to (i) set the size of the Board of Directors at eight, and (ii) nominate Arthur Gray, Jr., Jeffrey Hollender, Sheila Hollender, Peter Graham,Yoram Samets, Barnet Feinblum, Gary Stein and Sarah Finnie Cabot for election at the Meeting to serve until the next Annual Meeting of Stockholders and until their respective successors have been elected and qualified.

     Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his or her place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

     A plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as a director.

     THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ARTHUR GRAY, JR., JEFFREY
A. HOLLENDER, SHEILA HOLLENDER, PETER GRAHAM, YORAM SAMETS, BARNET FEINBLUM, GARY STEIN AND SARAH FINNIE CABOT AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                 Proposal Two
       APPROVAL OF THE COMPANY'S 1998 EMPLOYEE, DIRECTOR AND CONSULTANT
                               STOCK OPTION PLAN

     In November 1998, the Board of Directors adopted, subject to approval by the Company's stockholders, the 1998 Option Plan. Based upon a recommendation from the Compensation Committee, the Board believes that options and other stock awards are an important compensation element in attracting and retaining key employees, directors and consultants. As the Company has been severely limited in the amount of options it has been able to issue since December 1994 due to certain provisions in the underwriting agreement for the Company's initial public offering, and has only granted a total of 60,000 options to employees and 15,000 options to directors or consultants since December 1994, the Board believes that the 1998 Option Plan is necessary to enable the Company to attract and retain key employees, directors and consultants and that the 1998 Option Plan is an important part of its overall incentive program.

     As of April 1, 1999, the Board of Directors has granted, subject to stockholder approval of this Proposal Two, the following options pursuant to the 1998 Option Plan:

            -----------------                 ----------------------
                                                 Number of Shares
            Name and Position                 Underlying the Options
            -----------------                 ----------------------
            Jeffrey Hollender, President
               Chief  Executive Officer,
               Director                               345,000
            Jeffrey Phillips, Executive
               Vice President                          92,500
            Executive Group:                          509,500
            Non-Executive Director
               Group                                  248,333
            Non-Executive Officer
               Employee Group                         116,167
                                                      -------
            TOTAL                                     802,000

     All of the above options have been granted at Fair Market Value, as defined in the 1998 Option Plan, with the exception of the options granted to the Company's President and Chief Executive Officer, Jeffrey Hollender, and one Director, Peter Graham, whose options have been granted at 110% of Fair Market Value. 443,167 of the above options vest ratably over a three year period and options covering: (i) 170,000 shares to Mr. Hollender; (ii) an aggregate of 107,333 shares to three directors, Arthur Gray, Peter Graham and Yoram Samets;
(iii) 42,500 shares to Jeffrey Phillips; and (iv) an aggregate of 39,000 shares to non-executive officer employees are immediately exercisable.

Summary Description of the Plan

General

     The 1998 Option Plan is intended to encourage ownership of shares of the Common Stock by key employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company, and to provide additional incentive for them to promote the success of the Company. The 1998 Option Plan provides for the granting of incentive stock options ("ISOs"), as defined in Section 422(b) of the Internal Revenue Code of 1986 (the "Code"), as amended, and stock options that do not conform to the requirements of that Code section ("Non-Qualified Options," together with the "ISOs," the "Options"). The number of shares of Common Stock which may be issued from time to time pursuant to the 1998 Option Plan is 950,000. As of April 1, 1999, the Board has granted options covering 802,000 shares of Common Stock pursuant to the 1998 Option Plan.

Administration and Eligibility

     The Administrator of the 1998 Option Plan (the "Administrator") will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Compensation Committee of the Board of Directors, in which case the Compensation Committee will be the Administrator. Subject to the provisions of the 1998 Option Plan, the Administrator is authorized to:

     a) Interpret the provisions of the 1998 Option Plan or of any option agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the 1998 Option Plan;
     b) Determine which employees of the Company shall be designated as key employees and which of the key employees, directors and consultants will be granted Options;
     c) Determine the number of shares for which an Option or Options will be granted; and
     d) Specify the terms and conditions upon which an Option or Options may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions must be made and prescribed in the context of preserving the tax status under Section 422 of the Internal Revenue Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the 1998 Option Plan or of any Option granted under it will be final, unless otherwise determined by the Board of Directors, if the Administrator is the Compensation Committee.

     The Administrator will, in its sole discretion, name the participants in the 1998 Option Plan; provided, however, that each participant must be a key employee, director or consultant of the Company at the time an Option is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company; provided, however, that the actual grant of such Option must be conditioned upon such person becoming eligible to become a participant at or prior to the time of the delivery of the option agreement evidencing such Option. ISOs may be granted only to key employees and consultants, including without limitation, an employee who is also serving as an officer or director of the Company. Non-Qualified Options may be granted to any key employee or director of or any consultant to the Company. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.

     As of April 1, 1999, approximately 14 employees, directors and consultants were eligible to participate in the 1998 Option Plan.

Exercise Price

     For Non-Qualified Options, the exercise price per share is determined by the Administrator, subject to the limitation that the exercise price at least equal the par value per share of the Common Stock (i.e. $0.000333 per share). For ISOs, the exercise price per share is determined by the Administrator, subject to the limitation that it at least equal 100% of the fair market value per share of Common Stock on the date of grant of the ISO. If the optionee owns more than 10% of the total combined voting power of the Company, the exercise price per share must at least equal 110% of the fair market value per share of Common Stock on the date of grant of the ISO.

Term

     The term of Non-Qualified Options is determined by the Administrator. For ISOs, the term of the Option, like the exercise price, is dependent upon the ownership interest of the optionee in the Company. Generally, the term of an ISO will be ten years. However, if the optionee owns more than 10% of the total combined voting power of the Company, the term of the ISO will be no more than five years. An Option is subject to early termination upon the termination of employment or other relationship of the optionee with the Company, whether such termination is at the option of the Company, the optionee, or as a result of the death or disability of the optionee.

Vesting and Exercisability

     An Option may be exercised by giving writing notice to the Company, together with provision for payment of the full exercise price for the number of shares as to which the Option is being exercised. The ability of an optionee to exercise an Option, however, is subject to the vesting of the Option. At the time the Option is granted, a vesting period is established, which generally extends over a period of three years. As the Option vests, an optionee will be able to exercise the Option with respect to the vested portion of the shares and ultimately with respect to all of the vested shares, until such time as the Option expires or terminates.

Federal Income Tax Consequences Relating to Stock Options

     Incentive Stock Options. An optionee does not realize taxable income upon the grant or exercise of an ISO under the 1998 Option Plan. If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee within two years from the date of grant or within one year from the date of exercise, then (a) upon sale of such shares, any gain or loss sustained will be a long-term capital gain or loss, and (b) no deduction will be allowed to the Company for Federal income tax purposes. The exercise of ISOs gives rise to an adjustment in computing alternative minimum taxable income that may result in alternative minimum tax liability for the optionee.

     If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), then (a) the optionee realizes ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares) over the option price thereof, and (b) the Company is entitled to deduct such amount. Any further gain realized is taxed as a short-term or long-term capital gain and does not result in any deduction to the Company. A disqualifying disposition in the year of exercise will generally avoid the alternative minimum tax consequences of the exercise of an ISO.

     Non-Statutory Stock Options. No income is realized by the optionee at the time a non-statutory option is granted. Upon exercise, (a) ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and (b) the Company receives a tax deduction for the same amount. Upon disposition of the shares, appreciation or depreciation after the date of exercise is treated as short-term or long-term capital gain or loss and will not result in any deduction by the Company.

Required Vote

     The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required for the approval of the 1998 Option Plan and the issuance of stock options in accordance with its terms.

     THE BOARD OF DIRECTORS BELIEVES THAT THE ADOPTION OF THE 1998 OPTION PLAN IS IN THE BEST INTEREST OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE FOR WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAD THE PROPOSAL TO APPROVE THE 1998 OPTION PLAN AND PROXIES SOLICITED BY THE BOARD INDICATED OTHERWISE ON THE PROXY.

                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed forms will be voted in respect thereof in accordance with the judgement of the persons voting the proxies.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has appointed PricewaterhouseCoopers, LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1999. PricewaterhouseCoopers, LLP (formerly Coopers & Lybrand, LLP) audited the Company's financial statements for the fiscal year ended December 31, 1998. The Company does not expect that representatives of PricewaterhouseCoopers, LLP will be present at the Meeting.

                             STOCKHOLDER PROPOSALS

     To be considered for inclusion in the Proxy Statement relating to the Annual Meeting of Stockholders to be held in 2000, stockholder proposals must be received no later than December 10, 1999. To be considered for presentation at the Annual Meeting, although not included in the Proxy Statement, proposals must be received not later than March 18, 2000. All stockholder proposals should be marked for the attention of Jeffrey A. Hollender, President and Chief Executive Officer, Seventh Generation, Inc., One Mill Street, Box A26, Burlington, VT 05401-1530.

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Anita B. Lavoie
                              ----------------------------
                              Anita B. Lavoie
                              SECRETARY



April 19, 1999

                                                                      APPENDIX A

                           SEVENTH  GENERATION,  INC.

                      EMPLOYEE,  DIRECTOR  AND  CONSULTANT
                      ------------------------------------
                           1998  STOCK  OPTION  PLAN
                           -------------------------



1.  DEFINITIONS.
    -----------

     Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Seventh Generation, Inc. 1998 Employee, Director and Consultant Stock Option Plan, have the following meanings:

     Administrator means the Board of Directors, unless it has delegated power
     -------------
     to act on its behalf to the Committee, in which case the Administrator means the Committee.

     Affiliate means a corporation which, for purposes of Section 424 of the
     ---------
     Code, is a parent or subsidiary of the Company, direct or indirect.

     Board of Directors means the Board of Directors of the Company.
     ------------------

     Code means the United States Internal Revenue Code of 1986, as amended.
     ----

     Committee means the Compensation Committee of the Board of Directors to
     ---------
     which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

     Common Stock means shares of the Company's common stock, $.000333 par value
     ------------
     per share.

     Company means Seventh Generation, Inc., a Vermont corporation.
     -------

     Disability or Disabled means permanent and total disability as defined in
     ----------    --------
     Section 22(e)(3) of the Code.

     Fair Market Value of a Share of Common Stock means:
     -----------------

     (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, either: (a) the average of the closing or last prices of the Common Stock on the Composite Tape or other comparable reporting system for the ten (10) consecutive trading days immediately preceding the applicable date, or (b) the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date, as the Administrator shall determine.

     (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading days or day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, either: (a) the average of the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the ten (10) trading days on which Common Stock was traded immediately preceding the applicable date, or (b) the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date, as the Administrator shall determine; and

     (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

     ISO means an option meant to qualify as an incentive stock option under
     ---
     Section 422 of the Code.

     Key Employee means an employee or consultant of the Company or of an
     ------------
     Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

     Non-Qualified Option means an option which is not intended to qualify as an
     --------------------
     ISO.

     Option means an ISO or Non-Qualified Option granted under the Plan.
     ------

     Option Agreement means an agreement between the Company and a Participant
     ----------------
     delivered pursuant to the Plan, in such form as the Administrator shall approve.

     Participant means a Key Employee, director or consultant to whom one or
     -----------
     more Options are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

     Plan means this Seventh Generation, Inc. 1998 Employee, Director and
     ----
     Consultant Stock Option Plan.

     Shares means shares of the Common Stock as to which Options have been or
     ------
     may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

     Survivors means a deceased Participant's legal representatives and/or any
     ---------
     person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

2.  PURPOSES OF THE PLAN.
    --------------------

    The Plan is intended to encourage ownership of Shares by Key Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate, and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs and Non-Qualified Options.

3.  SHARES SUBJECT TO THE PLAN.
    --------------------------

    The number of Shares which may be issued from time to time pursuant to this Plan shall be 950,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of this Plan.

    If an Option ceases to be "outstanding," in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.

4.  ADMINISTRATION OF THE PLAN.
    --------------------------

    The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

     a. Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

     b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Options;

     c. Determine the number of Shares for which an Option or Options shall be granted; and

     d. Specify the terms and conditions upon which an Option or Options may be granted;

provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee.

5.  ELIGIBILITY FOR PARTICIPATION.
    -----------------------------

    The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Option shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the delivery of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options may be granted to any Key Employee, director or consultant of the Company or an Affiliate. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.

6.  TERMS AND CONDITIONS OF OPTIONS.
    -------------------------------

    Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto.

     a.   Non-Qualified Options:  Each Option intended to be a Non-Qualified
          ---------------------
          Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

          i. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the par value per share of Common Stock;

          ii. Each Option Agreement shall state the number of Shares to which it pertains;

          iii. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

          iv. Exercise of any Option may be conditioned upon the Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

               1. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

               2. The Participant or the Participant's Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

     b.   ISOs:  Each Option intended to be an ISO shall be issued only to a Key
          ----
          Employee and be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue
          Service:

          i. Minimum Standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clauses (a) thereunder.

          ii. Option Price: Immediately before the Option is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

               1. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

               2. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

          iii. Term of Option:  For Participants who own:

               1. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten
                    (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

               2. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each Option shall terminate not more than five
                    (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

          iv. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

7.   EXERCISE OF OPTIONS AND ISSUE OF SHARES.
     ---------------------------------------

  An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal executive office address, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised, and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made: (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

    The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or "blue sky" laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

    The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

    The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided: (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

8.   RIGHTS AS A SHAREHOLDER.
     -----------------------

     No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.

9.   ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.
     --------------------------------------------

     By its terms, an Option granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as otherwise determined by the Administrator and set forth in the applicable Option Agreement. The designation of a beneficiary of an Option by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, an Option shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.

10.  EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE" OR DEATH OR
     -------------------------------------------------------------------
     DISABILITY.
     ----------

  Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

     a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause," Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively) may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only
                                                                  --------
          within such term as the Administrator has designated in the pertinent
          ---------------------------------------------------------------------
          Option Agreement.
          ----------------

     b. Except as provided in Subparagraph (c) below, or Paragraph 12 or 13, in no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

     c. The provisions of this Paragraph, and not the provisions of Paragraph 12 or 13, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant's Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's termination of employment, but in no event after the date of expiration of the term of the Option.

     d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause," then such Participant shall forthwith cease to have any right to exercise any Option.

     e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

     f. Except as required by law or as set forth in the pertinent Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant's status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

11.  EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".
     --------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all his or her outstanding Options have been exercised:

     a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated "for cause" will immediately be forfeited.

     b. For purposes of this Plan, "cause" shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of "cause" will be conclusive on the Participant and the Company.

     c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause," then the right to exercise any Option is forfeited.

     d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

12.  EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.
     -----------------------------------------------

     Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

     a. To the extent exercisable but not exercised on the date of Disability; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro-rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

  A Disabled Participant may exercise such rights only within the period ending one (1) year after the date of the Participant's termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

  The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

13.  EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
     ---------------------------------------------------------

  Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's Survivors:

     a.   To the extent exercisable but not exercised on the date of death; and

     b. In the event rights to exercise the Option accrue periodically, to the extent of a pro-rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

  If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

14.  PURCHASE FOR INVESTMENT.
     -----------------------

  Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

     a. The person(s) who exercise(s) such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

               "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless: (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

     b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

15.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.
     -----------------------------------------

     Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.

16.  ADJUSTMENTS.
     -----------

     Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which has not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the pertinent Option Agreement:

  a.  Stock Dividends and Stock Splits.  If (i) the shares of Common Stock shall
      --------------------------------
be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option may be appropriately increased or decreased proportionately, and appropriate adjustments may be made in the purchase price per share to reflect such events.

  b.  Consolidations or Mergers.  If the Company is to be consolidated with or
      -------------------------
acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

  c.  Recapitalization or Reorganization.  In the event of a recapitalization or
      ----------------------------------
reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities which would have been received if such Option had been exercised prior to such recapitalization or reorganization.

  d.  Modification of ISOs.  Notwithstanding the foregoing, any adjustments made
      --------------------
pursuant to Subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.

17.  ISSUANCES OF SECURITIES.
     -----------------------

     Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.

18.  FRACTIONAL SHARES.
     -----------------

     No fractional shares shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

19.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.
     ------------------------------------------------------------------

     The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant's ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

20.  WITHHOLDING.
     -----------

     In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 21), the Company may withhold from the Participant's compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.

21.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
     ----------------------------------------------

     Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or
(b) one year after the date the Key Employee acquired Shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

22.  TERMINATION OF THE PLAN.
     -----------------------

     The Plan will terminate on November 18, 2008, the date which is ten (10) years from the earlier of the date of its adoption and the date of its approval
               -------
by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination shall not affect any Option Agreements executed prior to the effective date of such termination.

23.  AMENDMENT OF THE PLAN AND AGREEMENTS.
     ------------------------------------

     The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

24.  EMPLOYMENT OR OTHER RELATIONSHIP.
     --------------------------------

     Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

25.  GOVERNING LAW.
     -------------

     This Plan shall be construed and enforced in accordance with the laws of the State of Vermont.

                           SEVENTH GENERATION, INC.

      THIS PROXY IS BEING SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 19, 1999 in connection with the Annual Meeting to be held at 2:30 p.m. on Monday, May 17, 1999, at the Company's offices located at One Mill Street, Burlington, Vermont 05401-1530, and hereby appoints Jeffrey A. Hollender and Jeffrey M. Phillips, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of SEVENTH GENERATION, INC. registered in the name provided herein which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

PLEASE MARK VOTES AS IN THIS EXAMPLE. [X]

If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side; you need not mark any boxes.

1. Election of Directors.

                FOR [ ]      WITHHELD [ ]

The Board of Directors recommends a vote FOR all nominees.

Nominees:    Arthur Gray, Jr., Jeffrey A. Hollender, Sheila Hollender,
             Peter Graham, Yoram Samets, Barnet Feinblum, Gary Stein, and
             Sarah Finnie Cabot

             (or if any nominee is not available for election, such substitute as the Board of Directors may designate)

             -----------------------------------------------------------------
                         For all nominees except as noted above.

2. Adoption of the 1998 Employee, Director, and Consultant Stock Option Plan and the options granted thereunder. The Board of Directors recommends a vote
   FOR the adoption of the Plan and the options granted thereunder.

                FOR [ ]      AGAINST [ ]     ABSTAIN [ ]

                                                              (SEE REVERSE SIDE)


                             This proxy when executed will be voted in the manner directed herein. If no direction is made this proxy will be voted FOR Proposals 1 and 2. In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

                             Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                             Date:
                                   --------------------------------------------

                             Signature:
                                        ---------------------------------------

                             Signature:
                                        ---------------------------------------